A BETTER STATE OF BANKING Veritex Holdings, Inc. Fourth Quarter and Year-End 2023 Results Earnings Release January 23, 2024 NASDAQ: VBTX © 2024 Veritex Bank Member FDIC

2 Forward-Looking Statements This presentation includes “forward-looking statements”, within the meaning of the Private Securities Litigation Reform Act of 1995. Forward-looking statements are based on various facts and derived utilizing assumptions, current expectations, estimates and projections and are subject to known and unknown risks, uncertainties and other factors, which change over time and are beyond our control, that may cause actual results, performance or achievements to be materially different from any future results, performance or achievements expressed or implied by such forward-looking statements. Forward-looking statements include, without limitation, statements relating to the expected payment of Veritex’s quarterly cash dividend; expected loss on Veritex’s current equity method investment in Thrive; the transaction between Thrive and Lower Holding Company, including the expected timing of the completion of such transaction, the ability of the parties thereto to complete such transaction, the ability of the parties thereto to obtain any required regulatory or other approvals, authorizations or consents in connection with such transaction, and diversion of management time on issues related to such transaction; the impact of certain changes in Veritex’s accounting policies, standards and interpretations; a continuation of recent turmoil in the banking industry, responsive measures to mitigate and manage it and related supervisory and regulatory actions and costs and Veritex’s future financial performance, business and growth strategy, projected plans and objectives, as well as other projections based on macroeconomic and industry trends, which are inherently unreliable due to the multiple factors that impact broader economic and industry trends, and any such variations may be material. Statements preceded by, followed by or that otherwise include the words “believes,” “expects,” “anticipates,” “intends,” “projects,” “estimates,” “seeks,” “targets,” “outlooks,” “plans” and similar expressions or future or conditional verbs such as “will,” “should,” “would,” “may” and “could” are generally forward-looking in nature and not historical facts, although not all forward-looking statements include the foregoing words. We refer you to the “Risk Factors” and “Management’s Discussion and Analysis of Financial Condition and Results of Operations” sections of Veritex’s Annual Report on Form 10-K for the year ended December 31, 2022 and any updates to those risk factors set forth in Veritex’s Quarterly Reports on Form 10-Q, Current Reports on Form 8-K and other filings with the Securities and Exchange Commission (“SEC”), which are available on the SEC’s website at www.sec.gov. If one or more events related to these or other risks or uncertainties materialize, or if Veritex’s underlying assumptions prove to be incorrect, actual results may differ materially from what Veritex anticipates. Accordingly, you should not place undue reliance on any such forward-looking statements. Any forward-looking statement speaks only as of the date on which it is made. Veritex does not undertake any obligation, and specifically declines any obligation, to supplement, update or revise any forward-looking statements, whether as a result of new information, future developments or otherwise, except as required by law. All forward-looking statements, expressed or implied, included in this presentation are expressly qualified in their entirety by this cautionary statement. This cautionary statement should also be considered in connection with any subsequent written or oral forward-looking statements that Veritex or persons acting on Veritex’s behalf may issue. This presentation also includes industry and trade association data, forecasts and information that Veritex has prepared based, in part, upon data, forecasts and information obtained from independent trade associations, industry publications and surveys, government agencies and other information publicly available to Veritex, which information may be specific to particular markets or geographic locations. Some data is also based on Veritex's good faith estimates, which are derived from Veritex management's knowledge of the industry, markets and independent sources. Industry publications, surveys and forecasts generally state that the information contained therein has been obtained from sources believed to be reliable. Although Veritex believes these sources are reliable, Veritex has not independently verified the information contained therein. While Veritex is not aware of any misstatements regarding the industry data, forecasts and information included in this presentation, such data forecasts, and information and Veritex's estimates based thereon involve risks, assumptions and uncertainties and are subject to change based on various factors. Veritex does not undertake any obligation, and specifically declines any obligation, to supplement, update or revise such data forecasts, and information and Veritex's estimates based thereon, whether as a result of new information, future developments or otherwise, except as required by law. This presentation contains certain non-GAAP (generally accepted accounting principles) financial measures, including tangible book value per common share (“TBVPS”), tangible common equity to tangible assets, return on average tangible common equity (“ROATCE”), operating earnings, pre-tax, pre-provision (“PTPP”) operating earnings, diluted operating earnings per shares (“EPS”), operating return on average assets (“ROAA”), PTPP operating ROAA, Operating ROATCE, operating efficiency ratio, operating noninterest income, operating noninterest expense and adjusted net interest margin (“NIM”). Veritex’s management uses these non-GAAP financial measures to evaluate its operating performance and provide information that is important to investors. The non-GAAP financial measures that Veritex discusses in this presentation should not be considered in isolation or as a substitute for the most directly comparable or other financial measures calculated in accordance with GAAP. Please see “Reconciliation of Non-GAAP Financial Measures” at the end of this presentation for reconciliations of non-GAAP measures to the most directly comparable financial measures calculated in accordance with GAAP. Use of Non-GAAP Financial Measures

Strengthening the Balance Sheet

Deposit Growth

($ in thousands)



$9,123
$9,035
$9,234
$10,197
$10,338
4Q22
1Q23
2Q23
3Q23
4Q23

Loan to Deposit Ratio



104.4%
107.7%
105.4%
94.9%
93.6%
4Q22
1Q23
2Q23
3Q23
4Q23

Reliance on Wholesale Funding



23.8%
32.1%
29.2%
21.2%
20.5%
4Q22
1Q23
2Q23
3Q23
4Q23

Total ACL

(% ACL to Total Loans)



$91,052
$98,694
$102,150
$109,831
$109,816
0.96%
1.14%
4Q22
1Q23
2Q23
3Q23
4Q23

CET1 / Total RWA



9.09%
9.32%
9.76%
10.11%
10.29%
4Q22
1Q23
2Q23
3Q23
4Q23

CRE Concentration

(as % of RBC)



325.0%
333.7%
327.2%
317.0%
320.2%
4Q22
1Q23
2Q23
3Q23
4Q23

3

4 2023 Highlights Balance Sheet1 Total Total Loans $9.7 Total Deposits $10.3 1 Total loans and deposits $ in billions as of December 31, 2023 2 Refer to the reconciliation of Non-GAAP financial measures at the end of this presentation 3 Net income $ in millions 2023 Key Highlights • Pre-tax Pre-provision = $222.2 Million • 1.81% PTPP ROAA • CET1 grew 120 bps to 10.29% // RWA decreased $612.2 million • TBVPS increased 8.4%, or $1.57 // TBVPS including dividends increased 12.7%, or $2.37 • Increased loan payoffs with CRE/ADC representing 70% of 2023 payoffs • Criticized assets to total loans decreased to 5.24%, excluding PCD assets • Non-owner Office decreased $78 Million, or 12.1%, during 2023 // Represents 5.8% of total loans 4Q23 4Q232 YTD 2023 YTD 20232 Key Performance Metrics Reported Operating Reported Operating Net Income3 $3.5 $31.6 $108.3 $142.1 Diluted EPS $0.06 $0.58 $1.98 $2.60 ROAA 0.11% 1.02% 0.88% 1.16% ROATCE 2.00% 12.37% 10.91% 14.09% Efficiency Ratio 77.5% 55.5% 55.8% 50.9%

5 2023 Change in Deposits Deposits Summary • Total deposits increased $1.2 billion during 2023 • Total deposits increased $142 million, or 5.6%3, in 4Q23 • FHLB borrowings decreased $1.1 billion during 2023 • Wholesale funding reliance declined 34% from its peak in 1Q23 • Uninsured and uncollateralized deposits was 32.7%2 • Opened 1.6 deposit accounts for every account closed during 2023 • Net new deposit accounts increased 172% in 2023 1 Excludes wholesale 2 As of December 31, 2023 3 Percentage is annualized. 63% 68% 75% 80% 46% 52% 57% 62% Interest Bearing Deposits Total Deposits Cumulative change in deposit costs over cumulative change in average Fed Funds effective Rate Hike Beta Trends Int. Bearing Rate Total Deposit Rate Average Fed Funds Effective Rates and Average Fed Funds Effective 5.33% 4.38% 3.37%3.65% 2.12% 1.46% ($301.2) ($422.6) $512.6 ($ in Millions) $1,090.7 $592.5 ($275.6) $18.6

6 Loans Summary • 57% decrease in CRE ADC Constructed unfunded commitments during 2023 • Loan payoffs of $1.3 Billion in 2023 with 70% coming from the CRE ADC book • LDR decreased to 93.6% and, LDR, excluding MW decreased to 89.1% $ 5.8 $ 1.2 $ 1.7 $ 1.3 2022 2023 Loan Production ($B) Loan Payoffs ($B) Loan Production and Loan Payoff Levels CRE ADC Construction Current Unfunded (Non-Revolving) 2022 2023 Ending ADC Unfunded Balances $2.1 Billion ($ in Millions) 2023 Change in the Loan Portfolio ($190.3) ($53.1) ($68.4) ($10.0) $78.3 $9.3 $42.7 $283.1 $900 Million Commercial and Industrial (“C&I”) Owner occupied commercial (“OOCRE”) Non-owner occupied commercial (“NOOCRE”) Construction and land 1-4 family residential Multi-family residential Mortgage Warehouse Other

7 CRE By Type Term ADC Total Multifamily 605,824 587,511 1,193,335 Whs/Industrial 536,389 563,718 1,100,107 Retail 658,841 40,224 699,065 Office 551,947 11,692 563,639 Hotel 394,739 46,230 440,969 SFR - 377,490 377,490 Misc 209,566 14,362 223,928 Land Commercial - 96,477 96,477 Consumer - 5,197 5,197 Total 2,957,306 1,742,901 4,700,207 Breakdown of CRE by Term and ADC OOS % Total 125,890 11% 331,643 31% 178,736 26% 32,378 6% 86,124 20% 8,201 2% - 0% 20,785 22% 766 15% 784,523 17% Out of State Term/ADC as % of Total CRE

8 Out of State Exposure Breakdown of Cr Total Loans $9,593,125 % of Total National Businesses1 $1,102,678 11.5% Mortgage Warehouse 139,924 Mortgage Servicing Rights 227,002 Lender Finance 536,568 USDA and SBA 199,184 Mortgage $259,745 2.7% Out of State $1,140,519 11.9% Texas CRE Developers 784,523 8.2% C&I / Shared National Credits 355,996 3.7% ($ in thousands)

9 Net Interest Income Summary • 4Q23 NIM – 3.31% • 2023 NIM – 3.49%, down 10 bps from 2022 • 2023 Average Loan Yield – 6.76% • Average Cost of Total Deposits – 3.37% • 12.4% increase in average earnings assets from 2022 $103.4 $100.8 $99.4 $95.5 3.87% 3.69% 3.51% 3.46% 3.31% 4Q22 1Q23 2Q23 3Q23 4Q23 Net Interest Income ("NII") NIM $106.1 NII / NIM Trend 2022 Net Interest Income $364,657 Impact of loan rate changes 247,920 Impact of change in volume 28,613 Change in earning asset mix and other (30,188) Impact of deposit rate changes (211,888) 2023 Net Interest Income $399,114 ($ in thousand) Net Interest Income Rollforward Interest Rate Sensitivity1 1 Interest rate sensitivity is calculated using a static rate shock. ($ in Millions) 4Q23 4Q23 Interest Rate Scenario Percentage Change From Base EVE Shock Scenerio Percentage Change From Base Up 200 bps 7.70% Up 200 bps -3.23% Up 100 bps 3.92% Up 100 bps -1.05% BASE CASE 0.00% BASE CASE 0.00% Down 100 bps -4.16% Down 100 bps -1.65% Down 200 bps -8.21% Down 200 bps -4.85%

10 Interest Rates Summary • Average 4Q23 loan and deposit new production spread = 493 bps • Average investment yield at 4.10% • Average loan held for investment yield at 6.88% Variable and Hybrid Loans by Index 5.98% 6.51% 6.85% 6.92% 6.88% 1.46% 2.24% 2.73% 3.15% 3.37%3.36% 3.56% 3.60% 3.87% 4.10% 4Q22 1Q23 2Q23 3Q23 4Q23 1.00% 2.00% 3.00% 4.00% 5.00% 6.00% 7.00% Average Loan Yield Average Cost of Total Deposits Average Investment Yield 5 Quarter Trend (Loans, Investments and Deposits) Variable and Hybrid Loans by Rate Index Amount (in millions) % of Variable and Hybrid Loans SOFR 5,639.2$ 77.4% Prime Rate 1,420.9$ 19.5% Other 227.0$ 3.1% Total Variable and Hybrid Loans 7,287.1$ 100.0%

11 Investment Portfolio Summary • Represents 10.1% of total assets • 85.6% in AFS securities • Effective duration = 4.1 • 4Q23 portfolio yield = 4.10% • Current mark to market represents less than 11.6% of tangible common equity 4Q23 Purchases • Purchased $205 million in AFS securities • Effective duration = 5.37 // Rates -300 duration shortens to 3.74 • Average yield = 5.87% • 10% risk weighted • Hedged $200 million over a 3-year term at a blended cost of 4.54% • Resulting spread = 1.33%. Debt Investments as % of Total Assets 89.9% 10.1% Other Assets Investment Portfolio Total Assets: $12.4 Billion AFS: $1.1 Billion HTM: $180.4 Million Total Mark to Market: $126.8 Million1 1 Total mark to market is comprised of $99.4 million in AFS securities already included in tangible common equity and $27.4 in HTM securities.

12 +42% 2023 Change in Operating Noninterest Income Noninterest Income Summary • 2023 operating noninterest income = $19.1 Million • $29.4 million write-down on our Thrive equity method investment which is excluded from operating noninterest income • USDA loan income increased $6.1 Million in 2023 to $17.3 Million Service charges and fees on deposit accounts Loan fees SBA loan income USDA loan income Equity method investment (loss) income Customer swap income Other income ($ in thousands) $109 $6,049 $3,969 $1,395 ($6,280) ($127) ($4,094) $28.4 $45.6 $64.5 $181.1 SBA USDA $- $20.0 $40.0 $60.0 $80.0 $100.0 $120.0 $140.0 $160.0 $180.0 $200.0 4Q23 Production 2023 Production SBA and USDA 2023 Production Government Guaranteed Loan Income $14,060 $19,982 2022 2023 ($ in millions) ($ in thousands)

13 Capital Summary • CET1 increase primarily driven by earnings and a decrease in unfunded commitments • RWA down 5.1% from 2022 • CET1, including the impact to AOCI, increased to 10.27% • TBV increased to $20.21 • Total CET1 capital increased 7.4% during 2023 Capital Levels Capital Ratio 2023 2022 2023 (includes AOCI) CET1 Capital 10.29% 9.09% 10.27% Tier 1 Capital 10.55% 9.34% 10.53% Total Capital 13.17% 11.63% 13.15% Tangible Book Value Trend since IPO in 2014 $8.96 $9.59 $13.82 $12.75 $14.74 $14.73 $15.70 $17.49 $18.64 $20.21 2014 2015 2016 2017 2018 2019 2020 2021 2022 2023 CAGR 9.5% CAGR adding back dividends1 11.4% 1 Total dividends of $172.2 million included in the CAGR calculation. CET1 up 120 bps in 2023 to 10.29%

14 Allowance For Credit Losses Summary • General reserve reflects current economic outlook on economy and recessionary risk • 40% Baseline / 40% Scenario 2 / 20% Scenario 3 of Moody’s forecast weighting utilized in fourth quarter ACL calculation • Q-Factors represent 33 bps of the general reserve 1.14% Coverage // ACL increase of 18 bps from 2022 $3.2 $0.3 ($23.7) ($2.0)$101.2 $117.9 2023 ACL Movement, including unfunded loan commitments Total Loan Balances up 1.7% from December 31, 2022 ACL / Total Loans up 18.8% from December 31, 2022 $8.1MM $10.1MM $109.8MM $91.1MM ($ in millions) $38.9

15 Credit Quality Summary • 2023 net charge-offs were 0.25% • 5 -year average net charge-offs were 0.27% • 5 -year average originated net charge-offs were 0.06% • NPA / Total Assets increased to 0.77% driven primarily by previously acquired loans that moved to nonaccrual status during the fourth quarter • 60% of NCOs for the 2023 are related to two CRE Office relationships 4Q22 1Q23 2Q23 3Q23 4Q23 0.00% 0.10% 0.20% 0.30% 30-59 Past Due 60-89 Past Due 90+ Past Due 0.19% 0.36% 0.29% 0.16% 0.04% 0.00% 0.00% 0.09% 0.00% 0.21% 2019 2020 2021 2022 2023 Acquired NCOs Originated NCOs Totals: $21,468 $15,287 $25,188 $27,158 $60,459 Past Due Trend1 % of Total Loans2 5 Year Net Charge-off Lookback ($ in millions) ($ in millions) $43.6 $44.5 $68.3 $79.9 $95.8 0.36% 0.35% 0.55% 0.65% 0.77% 0.0% 0.1% 0.2% 0.3% 0.4% 0.5% 0.6% 0.7% 0.8% 4Q22 1Q23 2Q23 3Q23 4Q23 NPAs NPAs/Total Assets NPAs / Total Assets NPAs include $13.7 million of PCD loans at 4Q23 1 Past due loans exclude purchased credit deteriorated loans that are accounted for on a pooled basis and non-accrual loans. 2 Total loans excludes Loans Held for Sale, MW and PPP loans. Totals: 0.19% 0.36% 0.38% 0.16% 0.25% 72% of net charge-offs for the previous 5 years are from acquired credits

16 Credit Quality Summary • Criticized loans = $506.6 MM, down 4% from 3Q23 • 7% decrease in criticized loans compared to December 31, 2022 ($ in millions, excluding PCD loans) Quarterly Criticized Loans $297.7 $204.8 $287.1 $304.5 $293.4 $175.3 $227.2 $225.0 $223.4 $213.2 4Q22 1Q23 2Q23 3Q23 4Q23 Special Mention Substandard (continued) Commercial Real Estate Criticized Loans Breakdown as of December 31, 2023 41% 19% 12% 10% 10% 8% CRE Office CRE Hotel CRE Other CRE Retail CRE Multifamily CRE Industrial Total CRE Criticized $341.7 MM

17 2024 Priorities Strategic Growth • Expansion of Core C&I and Business Banking • Production in Fee Businesses (USDA & SBA) Strengthen Balance Sheet • Strengthen Liquidity Profile through core deposit generation • Continued focus on reduction of CRE concentrations and Office exposure Capital Generation • Continue to build capital through earnings power and focused growth • Disciplined capital deployment to most valuable opportunities

A BETTER STATE OF BANKING Veritex Holdings, Inc. Fourth Quarter and Year-End 2023 Results © 2024 Veritex Bank Member FDIC Supplemental Information

19 Reconciliation of Non-GAAP Financial Measures

20 Reconciliation of Non-GAAP Financial Measures

21 Reconciliation of Non-GAAP Financial Measures

22 Reconciliation of Non-GAAP Financial Measures

23 Reconciliation of Non-GAAP Financial Measures

A BETTER STATE OF BANKING Earnings Release January 23, 2024 NASDAQ: VBTX Veritex Holdings, Inc. Fourth Quarter and Year-End 2023 Results © 2024 Veritex Bank Member FDIC